RECEIVABLE FOR BITCOIN COLLATERAL, NET (Tables)	12 Months Ended
Dec. 31, 2025
Receivable For Bitcoin Collateral Net
SCHEDULE OF RECEIVABLE FOR BITCOIN COLLATERAL, NET

Receivable for bitcoin collateral, net consists of the following:

	As of December 31,
	2024	2025
Receivable for bitcoin collateral	$-	$19,739,203
Changes in fair value of receivable for bitcoin collateral	-	(2,931,287)
Total Receivable for bitcoin collateral, net	$-	$16,807,916